------------------------------------------------------------------

DIRECTORS                                               OFFICERS
Barton M. Biggs                                         Stefanie V. Chang
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Rene J. Feuerman
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
River Road Partners
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Plastics Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------------------
LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                          AGGRESSIVE EQUITY PORTFOLIO
                              FIRST QUARTER REPORT
                                 MARCH 31, 1998

LETTER TO SHAREHOLDERS
-------

The Aggressive Equity Portfolio seeks capital appreciation through a concentrated, non-diversified portfolio of corporate equity and equity-linked securities. Short sales and options can be used to enhance performance. It is anticipated that the Portfolio will hold thirty names or less, although it may hold more from time to time.

For the three months ended March 31, 1998, the Portfolio had a total return of 18.19% for the Class A shares and 18.26% for the Class B shares, compared to a total return of 12.79% for the Lipper Capital Appreciation Index and 13.95% for the S&P 500 Index. For the one

PERFORMANCE COMPARED TO THE LIPPER CAPITAL APPRECIATION INDEX AND THE S&P 500 INDEX(1)
----------------------------------------------------

                                             TOTAL RETURNS(2)
                                 -----------------------------------------
                                                ONE       AVERAGE ANNUAL
                                    YTD        YEAR       SINCE INCEPTION
                                 ---------  -----------  -----------------
PORTFOLIO--CLASS A.............      18.19%      52.08%          45.18%
PORTFOLIO--CLASS B.............      18.26       51.69           41.98
LIPPER CAPITAL APPRECIATION
 INDEX-- CLASS A...............      12.79       41.63           24.72
S&P 500 INDEX--CLASS A.........      13.95       47.99           33.65
LIPPER CAPITAL APPRECIATION
 INDEX-- CLASS B...............      12.79       41.63           21.54
S&P 500 INDEX--CLASS B.........      13.95       47.99           31.68

1. The Lipper Capital Appreciation Index is a composite of mutual funds managed for maximum capital gains. The S&P 500 Index is an unmanaged index of common stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

year ended March 31, 1998, the Portfolio had a total return of 52.08% for the Class A shares and 51.69% for the Class B shares compared to 41.63% for the Lipper Capital Appreciation Index and 47.99% for the S&P 500 Index. From inception on March 8, 1995 through March 31, 1998, the average annual total return of Class A was 45.18% compared to 24.72% for the Lipper Capital Appreciation Index and 33.65% for the S&P 500 Index. From inception on January 2, 1996 through March 31, 1998, the average annual total return of Class B was 41.98% compared to 21.54% for the Lipper Capital Appreciation Index and 31.68% for the S&P 500 Index.

At March 31, there were 28 holdings. The largest holding, Continental Airlines, accounted for 15.7% of total assets, and the top 10 holdings accounted for about 74% of net assets.

Opportunistic concentration is an important characteristic of this Portfolio and has been a key driver of performance over time. This was again the case in the first quarter when outperformance was driven by big moves in some of our largest positions. United Technologies was our largest holding at December 31, 1997, representing about 19% of the net assets. We have held United Technologies for several years, and it had done very nicely. But in the fourth quarter of last year, it suffered from guilt by association related to the Asian economic meltdown. From a 1997 high of $89, United Technologies stock reached a low of $66 and closed out 1997 at $73. Although the company does get about 15% of its profits from Asia, our research indicated that overall profits of the company would likely grow significantly and actually beat consensus expectations in the fourth quarter of 1997 as well as full years 1998 and 1999.

In January when United Technologies reported above consensus profits for the fourth quarter of 1997, the stock surged and our heavy concentration was rewarded. The stock gained a hefty 27% in the first quarter of 1998. We still like United Technologies stock, but have taken some profits and cut our position down to about 4.9% of net assets.

Generally we do not add to positions after stocks surge, but in the first quarter of 1998 we did just that with Clear Channel Communications, a 9.2% holding at quarter end. After more than doubling in 1997 the stock rose 23.5% in the first quarter. What's going on? Well, a great growth story is getting even better. Over the past few years, Clear Channel has experienced tremendous internal growth in its radio and television broadcasting business, and has layered on top of that an active acquisition program, buying up radio stations and billboard companies. After-tax cash flow per share rose 61.8% in 1997, after rising 42.6% in 1996 and 32.7% in 1995.

In March, Clear Channel Communications reinvented itself yet again by buying a large Mexican radio broadcaster and a U.K.-based global outdoor furniture advertising company. While Clear Channel had dabbled in international markets before, these acquisitions catapult the company onto a new playing field. Clear Channel is now the largest out of home media company in the world. This is one of the very best managed companies we know. Clear Channel stock was the best-performing New York Stock Exchange stock over the past ten years, as management adeptly led the charge in consolidating the fragmented U.S. radio industry; and management is not selling. Lowry Mays, founder and CEO, and his two sons Mark and Randall, who are senior executives, have close to $2 billion in Clear Channel stock. It is exhilarating to imagine the possibilities as this management team now sets its sites on consolidating global markets for its businesses.

And while Clear Channel stock has soared and the cash flow multiple has expanded, the stock still looks amazingly attractive versus other large-cap growth stocks. At $98, Clear Channel trades at 31 and 23 times our projected after tax cash flow per share estimates of $3.20 in 1998 and $4.20 in 1999. Compare these multiples on 1998 earnings to those for Coca Cola (46 times) and for Pfizer (43 times). We believe Clear Channel can deliver much faster growth than that expected for either Coca Cola or Pfizer.

Another important characteristic of our style is that we have no preconceived notion of growth stocks or sectors. In that vein, we are finding some great opportunities in cyclical stocks currently.

After much red ink and turmoil in the early 1990's, the airline industry has prospered in recent years, generating tremendous profits and cash flow. Conditions have been ideal: oil is cheap, the strong global economy is powering big gains in travel and aircraft capacity growth has been managed such that pricing has improved. These admittedly are factors that could change. But some other very positive trends for the industry have developed in recent years, and these we do not think will ever change.

First, major airlines seem to have learned how to coexist. Rather than going after any and all routes, the majors have settled on each dominating certain hubs, and then doing "code shares" with other airlines whereby frequent flyer programs become exchangeable and traveler hook-ups are accommodated. In turn, capacity growth has been restrained and all parties are prospering. In a sense, code shares achieve many of the benefits of outright mergers, so the industry is essentially consolidating. Second, after flirting with disaster in the last downcycle, managements are incredibly focused on costs. As an example, Continental will go from nine types of planes in its fleet to five over the next few years, reducing training and maintenance expenses. Third, company balance sheets have improved dramatically, lowering significantly the average cost of debt. Fourth, the industry has used the long upcycle and positive structural change to upgrade fleets, and this will continue over the next few years. Unlike before, however, there is not likely to be the need to upgrade to new types of planes for many, many years to come. This implies potentially huge free cash flow generation over the next 5-10 years. When you put these factors together and add the likelihood of near-term upward estimate revisions, we get pretty excited. But amazingly, investors want to look back at prior downcycles and are paying only 9-10 times 1998 earnings for these stocks, versus a market price-earnings of well over 20 times.

Continental Airlines at 15.7%, is one of the largest holdings in the Portfolio. We have already had a nice move in the stock, but it continues to look compelling to us at $59. Consensus EPS estimates for 1998 and 1999 are $5.69 and $5.81, respectively. We believe Continental will earn $6+ this year and $7+ next year. And the company should have solid growth off the 1999 base. In our view, Continental could easily be a $100 stock looking out a year.

General Motors appears to be another very compelling story. In this case, however, industry fundamentals are not great. In fact, they are downright ugly. The strong dollar has been a direct boost to the already competitive Japanese auto manufacturer. Demand is decent in the United States, but pricing is soft as incentives are extremely high. And labor costs are rising faster than net pricing. But there is a quiet restructuring at GM, and we think that investors will increasingly be forced to focus on some powerful positives.

First, management has shifted its strategy in the North American car market from market share at any cost to expense reduction. This makes sense because having the number one share in the business does not seem to create any advantage. According to management, cost cutting opportunities are "limitless," and if GM can move closer to the profit margins of its competitors, the leverage to profits is enormous. Second, the company has embarked on one of the most aggressive share repurchase programs we have ever witnessed. The company will probably repurchase 8-10% of its shares in 1998, another 8% or so in 1999 and then 5-7% annually thereafter. GM is able to do this because seven years of good economic conditions have eliminated the company's huge pension liability and created net cash on the balance sheet in excess of $10 billion. This is enough to weather any downturn, in management's view, hence all discretionary cash flow can be used to retire shares. Third, asset restructuring is expected to enhance shareholder value over time. The company is likely to do a sub-IPO of Delphi/Delco, its auto parts business in late 1998 or early 1999. This will create more cash with which to buy back stock. Ultimately, GM's entire position in Delphi/Delco could be spun off. And someday, GM will likely spin off its interest in Hughes Electronics. The latter, after selling its defense contractor unit, is a rapidly growing satellite and telecommunications company. The publicly traded value currently equates to $21 per GM share. In other words, when you buy a share of GM at $68, 31% of the value represents a play on one of the fastest growing industries in the world. Yet, the price-earnings of GM is only 9 times.

Kurt A. Feuerman
PORTFOLIO MANAGER

April 1998

INVESTMENTS (UNAUDITED)
----------
MARCH 31, 1998

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
COMMON STOCKS (95.9%)
 CAPITAL GOODS (11.1%)
   AEROSPACE/DEFENSE (4.3%)
         57,400    Nothrop Grumman Corp.                $   6,167
         89,900    Thiokol Corp.                            4,343
                                                        ---------
                                                           10,510
                                                        ---------
   MANUFACTURING (DIVERSIFIED) (5.8%)
         41,900    Tyco International Ltd.                  2,289
        131,800    United Technologies Corp.               12,167
                                                        ---------
                                                           14,456
                                                        ---------
   OFFICE EQUIPMENT & SUPPLIES (1.0%)
         64,300    Knoll, Inc.                              2,480
                                                        ---------
 TOTAL CAPITAL GOODS                                       27,446
                                                        ---------
 COMMUNICATION SERVICES (0.4%)
   TELECOMMUNICATIONS (CELLULAR/WIRELESS) (0.4%)
         12,400    Associated Group, Inc., Class A            477
         16,100    Associated Group, Inc., Class B            592
                                                        ---------
                                                            1,069
                                                        ---------
 CONSUMER CYCLICALS (31.4%)
   AUTO PARTS & EQUIPMENT (0.9%)
         60,200    ITT Industries, Inc.                     2,291
                                                        ---------
   AUTOMOBILES (12.2%)
        446,900    General Motors Corp.                    30,138
                                                        ---------
   HOUSEHOLD FURNISHINGS & APPLIANCES (4.5%)
        250,200    Sunbeam Corp.                           11,024
                                                        ---------
   PUBLISHING (NEWSPAPERS) (0.5%)
         15,700    Pulitzer Publishing Co.                  1,254
                                                        ---------
   SERVICES (COMMERCIAL & CONSUMER) (13.3%)
        833,462    Cendant Corp.                           33,026
                                                        ---------
 TOTAL CONSUMER CYCLICALS                                  77,733
                                                        ---------
 CONSUMER STAPLES (14.7%)
   BEVERAGES (NON-ALCOHOLIC) (1.0%)
         67,200    Coca Cola Enterprises, Inc.              2,465
                                                        ---------
   BROADCASTING (TV, RADIO, CABLE) (10.5%)
         68,000    Chancellor Media Corp.                   3,120
        233,700    Clear Channel Communications, Inc.      22,903
                                                        ---------
                                                           26,023
                                                        ---------
   FOODS (1.0%)
         23,000    Ralston-Ralston Purina Group             2,438
                                                        ---------

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------

   TOBACCO (2.2%)
        132,200    Philip Morris Cos., Inc.             $   5,511
                                                        ---------
 TOTAL CONSUMER STAPLES                                    36,437
                                                        ---------
 FINANCIAL (16.7%)
   BANKS (MAJOR REGIONAL) (0.7%)
          5,000    Wells Fargo & Co.                        1,656
                                                        ---------
   BANKS (MONEY CENTER) (3.9%)
         68,600    Citicorp                                 9,741
                                                        ---------
   FINANCIAL (DIVERSIFIED) (2.9%)
         79,200    American Express Co.                     7,272
                                                        ---------
   INSURANCE (MULTI-LINE) (6.5%)
        119,900    Loews Corp.                             12,500
         59,350    Travelers Group, Inc.                    3,561
                                                        ---------
                                                           16,061
                                                        ---------
   INSURANCE (PROPERTY-CASUALTY) (2.7%)
         38,800    Allstate Corp.                           3,567
        118,900    USF&G Corp.                              2,965
                                                        ---------
                                                            6,532
                                                        ---------
 TOTAL FINANCIAL                                           41,262
                                                        ---------
 TECHNOLOGY (1.5%)
   ELECTRONICS (DEFENSE) (1.5%)
         64,300    Litton Industries, Inc.                  3,709
                                                        ---------
 TRANSPORTATION (20.1%)
   AIRLINES (20.1%)
        660,800    Continental Airlines, Inc., Class
                    B                                      38,863
         83,400    UAL Corp.                                7,751
         41,800    US Airways Group, Inc.                   3,098
                                                        ---------
                                                           49,712
                                                        ---------
TOTAL COMMON STOCKS (Cost $224,350)                       237,368
                                                        ---------

     FACE
    AMOUNT
     (000)
---------------
SHORT-TERM INVESTMENT (0.5%)
 REPURCHASE AGREEMENT (0.5%)
$         1,107    Chase Securities, Inc. 5.60%,
                    dated 3/31/98, due 4/01/98, to be
                    repurchased at $1,107,
                    collateralized by U.S. Treasury
                    Bills, due 6/11/98, valued at
                    $1,145 (Cost $1,107)                    1,107
                                                        ---------

                                                          VALUE
                                                          (000)
                                                        ---------
TOTAL INVESTMENTS (96.4%) (Cost $225,457)               $ 238,475
                                                        ---------
OTHER ASSETS AND LIABILITIES (3.6%)
  Other Assets                                             12,719
  Liabilities                                              (3,724)
                                                        ---------
                                                            8,995
                                                        ---------
NET ASSETS (100%)                                       $ 247,470
                                                        ---------
                                                        ---------
CLASS A:
NET ASSETS                                               $225,077
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 12,068,390 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)
                                                           $18.65
                                                        ---------
                                                        ---------
CLASS B:
NET ASSETS                                                $22,393
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,204,886 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)
                                                           $18.59
                                                        ---------
                                                        ---------